UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  August 14,  1998




                       ELECTRONIC SYSTEMS TECHNOLOGY INC.
                           (A Washington Corporation)

                         Commission File no. 2-92949-S
                  IRS Employer Identification no. 91-1238077

                              415 N. Quay St. #4
                             Kennewick  WA  99336
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:(509) 735-9092





























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ITEM 5.  OTHER EVENTS

On August 14, 1998, the Company issued a press release with summary financial performance figures for the quarter ending June 30, 1998. This press release is incorporated by reference and is attached hereto as Exhibit 99.6.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS,
              AND EXHIBITS.

Exhibit 99.6 -  Press release issued August 14, 1998.

















































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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                   ELECTRONIC SYSTEMS TECHNOLOGY, INC.


    /s/   T.L. KIRCHNER

By: T.L. Kirchner
President
Date: August 17, 1998